UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 8, 2017
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2017-RB1
(Central Index Key Number 0001699462)

(Exact name of issuing entity)

Barclays Bank PLC
(Central Index Key Number 0000312070)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

UBS AG
(Central Index Key Number 0001685185)

Société Générale
(Central Index Key Number 0001238163)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-206677-14	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2017, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of March 1, 2017 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, of Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1. The Certificates represent, in the aggregate, the entire beneficial ownership in the WFCM Commercial Mortgage Securities Trust 2017-RB1 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 37 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 128 commercial and multifamily properties.

The Mortgage Loan identified as “340 Bryant” on Exhibit B to the Pooling and Servicing Agreement (the “340 Bryant Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “340 Bryant Whole Loan”) that includes such Mortgage Loan and one pari passu companion loan that is not an asset of the Issuing Entity (the “340 Bryant Companion Loan”). One June 8, 2017, the 340 Bryant Companion Loan designated as Note A-1 was included in the CFCRE 2017-C8 securitization transaction. Beginning on that date, the 340 Bryant Whole Loan, including the 340 Bryant Mortgage Loan, will be primarily and specially serviced pursuant to the CFCRE 2017-C8 pooling and servicing agreement, dated as of June 1, 2017 (the “CFCRE 2017-C8 Pooling and Servicing Agreement”), by and among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The CFCRE 2017-C8 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

The terms and conditions of the CFCRE 2017-C8 Pooling and Servicing Agreement applicable to the servicing of the 340 Bryant Mortgage Loan is substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on March 30, 2017.

The Mortgage Loan identified as “Art Van Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Art Van Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Art Van Portfolio Whole Loan”) that includes such Mortgage Loan and 3 other pari passu companion loans that are not assets of the Issuing Entity (the “Art Van Portfolio Companion Loans”). One June 12, 2017, the Art Van Portfolio Companion Loan designated as Note A-1 was included in the UBS 2017-C1 securitization transaction. Beginning on that date, the Art Van Portfolio Whole Loan, including the Art Van Portfolio Mortgage Loan, will be primarily and specially serviced pursuant to the UBS 2017-C1 pooling and servicing agreement, dated as of June 1, 2017 (the “UBS 2017-C1 Pooling and Servicing Agreement”), by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The UBS 2017-C1 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The terms and conditions of the UBS 2017-C1 Pooling and Servicing Agreement applicable to the servicing of the Art Van Portfolio Mortgage Loan is substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans (except with respect to (i) compliance with the Risk Retention Requirements and (ii) certain rights and obligations of the operating advisor), as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on March 30, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of June 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 8, 2017	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of June 1, 2017, among CCRE Commercial Mortgage Securities, L.P., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of June 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)